A&B EXCESS BENEFITS PLAN

                                 Amendment No. 7
                                 ---------------



         The A&B Excess Benefits Plan (the "Plan"), as amended and restated effective February 1, 1995, is hereby amended, effective as of January 1, 2002, as follows:

1. Section 3.02 is hereby amended by replacing the first sentence thereof with the following sentence: "Participants in this Plan shall be any eligible employees who have been assigned at least three hundred and fifty (350) accountability points under A&B's job evaluation program."

2. Except as modified by this Amendment, all terms and provisions of the A&B Excess Benefits Plan shall continue in full force and effect.

         IN WITNESS WHEREOF, Alexander & Baldwin, Inc. has caused this Amendment to be executed on its behalf by its duly authorized officers on this 22nd day of October, 2003.


                                                     ALEXANDER & BALDWIN, INC.

                                                     By /s/ John F. Gasher
                                                        Its Vice President

                                                     By /s/ Alyson J. Nakamura
                                                        Its Secretary